UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 23, 2005

                            LASALLE HOTEL PROPERTIES
             (Exact name of registrant as specified in its charter)

          Maryland                       1-14045              36-4219376
(State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)                File Number)         Identification No.)


           3 Bethesda Metro Center
                  Suite 1200
              Bethesda, Maryland                      20814
   (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code
                                 (301) 941-1500

                                 Not Applicable
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item  2.02    Results of Operations and Financial Condition.

              On February 23, 2005, LaSalle Hotel Properties issued a press release announcing its results of operations for the year ended and the three months ended December 31, 2004 and providing an outlook for 2005. A copy of such press release is furnished as Exhibit 99.1 to this report.

              The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit No.                  Description
---------------------------    ---------------------------

           99.1 Press release, dated February 23, 2005, issued by LaSalle Hotel Properties, providing the results of operations for the year ended and the three months ended December 31, 2004 and providing an outlook for 2005.

         The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as
Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.



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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LASALLE HOTEL PROPERTIES

                                        By: /s/ Hans S. Weger
                                            ------------------------------
                                            Hans S. Weger
                                            Chief Financial Officer
Date: February 23, 2005



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

                                 EXHIBIT INDEX


Exhibit
Number                                Description

      99.1 Press release, dated February 23, 2005, issued by LaSalle Hotel Properties, providing the results of operations for the year ended and the three months ended December 31, 2004 and providing an outlook for 2005.



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